                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                 Distribution Date:   11/15/1999

Section 5.2 - Supplement                                                           Class A          Class B        Collateral
---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                    0.00             0.00            0.00

(ii)    Monthly Interest Distributed                                             4,406,363.25       321,374.52      188,376.03
        Deficiency Amounts                                                               0.00             0.00
        Additional Interest                                                              0.00             0.00
        Accrued and Unpaid Interest                                                                                       0.00

(iii)   Collections of Principal Receivables                                    38,570,364.46     2,754,952.57    4,591,783.52

(iv)    Collections of Finance Charge Receivables                                4,726,273.63       337,581.97      562,660.63

(v)     Aggregate Amount of Principal Receivables

                                                            Investor Interest  300,000,000.00    21,428,000.00   35,714,857.14
                                                            Adjusted Interest  300,000,000.00    21,428,000.00   35,714,857.14

                                                                 Series
        Floating Investor Percentage                                   1.84%           84.00%            6.00%          10.00%
        Fixed Investor Percentage                                      1.84%           84.00%            6.00%          10.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                            Total Receivables

(vii)   Investor Default Amount                                                  1,376,644.45        98,329.12      163,888.87

(viii)  Investor Charge-Offs                                                             0.00             0.00            0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                       0.00             0.00            0.00

(x)     Servicing Fee                                                              250,000.00        17,856.67       29,762.38

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                     0.00            0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                           300,000,000.00    21,428,000.00   35,714,857.14

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvi)   Interest Funding Account Balance                                         2,890,195.25       210,794.04

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xix)   Interest Funding Account Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                          7,378,567.13       531,383.48      532,898.24

(xxii)  Certificate Rate                                                             5.68563%         5.80563%        5.93375%
---------------------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                                Total
--------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                         0.00

(ii)    Monthly Interest Distributed                                                  4,916,113.80
        Deficiency Amounts                                                                    0.00
        Additional Interest                                                                   0.00
        Accrued and Unpaid Interest                                                           0.00

(iii)   Collections of Principal Receivables                                         45,917,100.55

(iv)    Collections of Finance Charge Receivables                                     5,626,516.23

(v)     Aggregate Amount of Principal Receivables                                19,404,771,482.78

                                                            Investor Interest       357,142,857.14
                                                            Adjusted Interest       357,142,857.14

                                                                 Series
        Floating Investor Percentage                                   1.84%               100.00%
        Fixed Investor Percentage                                      1.84%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                  95.93%
                   30 to 59 days                                                             1.35%
                   60 to 89 days                                                             0.93%
                   90 or more days                                                           1.79%
                                                                                -------------------
                                                            Total Receivables              100.00%

(vii)   Investor Default Amount                                                       1,638,862.44

(viii)  Investor Charge-Offs                                                                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions

(x)     Servicing Fee                                                                   297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                      13.44%

(xii)   Reallocated Monthly Principal                                                         0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                357,142,857.14

(xiv)   LIBOR                                                                             5.48563%

(xv)    Principal Funding Account Balance                                                     0.00

(xvi)   Interest Funding Account Balance                                              3,100,989.29

(xvii)  Accumulation Shortfall                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                 0.00

(xix)   Interest Funding Account Investment Proceeds                                     12,962.38

(xx)    Principal Investment Funding Shortfall                                                0.00

(xxi)   Available Funds                                                               8,442,848.85

(xxii)  Certificate Rate
--------------------------------------------------------------------------------------------------

      By:
              ------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                               Distribution Date:     12/15/1999

Section 5.2 - Supplement                                                             Class A          Class B          Collateral
-----------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                    0.00             0.00              0.00

(ii)      Monthly Interest Distributed                                                     0.00             0.00        188,178.85
          Deficiency Amounts                                                               0.00             0.00
          Additional Interest                                                              0.00             0.00
          Accrued and Unpaid Interest                                                                                         0.00

(iii)     Collections of Principal Receivables                                    38,955,869.95     2,782,487.94      4,637,677.77

(iv)      Collections of Finance Charge Receivables                                4,721,918.29       337,270.88        562,142.12

(v)       Aggregate Amount of Principal Receivables

                                                              Investor Interest  300,000,000.00    21,428,000.00     35,714,857.14
                                                              Adjusted Interest  300,000,000.00    21,428,000.00     35,714,857.14

                                                                     Series
          Floating Investor Percentage                                   1.88%           84.00%            6.00%            10.00%
          Fixed Investor Percentage                                      1.88%           84.00%            6.00%            10.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current
                       30 to 59 days
                       60 to 89 days
                       90 or more days

                                                              Total Receivables

(vii)     Investor Default Amount                                                  1,450,588.50       103,610.70        172,691.87

(viii)    Investor Charge-Offs                                                             0.00             0.00              0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                                       0.00             0.00              0.00

(x)       Servicing Fee                                                              250,000.00        17,856.67         29,762.38

(xi)      Portfolio Yield (Net of Defaulted Receivables)

(xii)     Reallocated Monthly Principal                                                                     0.00              0.00

(xiii)    Closing Investor Interest (Class A Adjusted)                           300,000,000.00    21,428,000.00     35,714,857.14

(xiv)     LIBOR

(xv)      Principal Funding Account Balance

(xvi)     Interest Funding Account Balance                                                 0.00             0.00

(xvii)    Accumulation Shortfall

(xviii)   Principal Funding Investment Proceeds

(xix)     Interest Funding Account Investment Proceeds

(xx)      Principal Investment Funding Shortfall

(xxi)     Available Funds                                                          4,472,206.23       319,434.78        532,379.74

(xxii)    Certificate Rate                                                             6.30125%         6.42125%          6.11875%
-----------------------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                                   Total
----------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                         0.00

(ii)      Monthly Interest Distributed                                                    188,178.85
          Deficiency Amounts                                                                    0.00
          Additional Interest                                                                   0.00
          Accrued and Unpaid Interest                                                           0.00

(iii)     Collections of Principal Receivables                                         46,376,035.65

(iv)      Collections of Finance Charge Receivables                                     5,621,331.30

(v)       Aggregate Amount of Principal Receivables                                18,964,648,429.04

                                                              Investor Interest       357,142,857.14
                                                              Adjusted Interest       357,142,857.14

                                                                     Series
          Floating Investor Percentage                                   1.88%               100.00%
          Fixed Investor Percentage                                      1.88%               100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                95.85%
                       30 to 59 days                                                           1.32%
                       60 to 89 days                                                           0.95%
                       90 or more days                                                         1.88%
                                                                                 --------------------
                                                              Total Receivables              100.00%

(vii)     Investor Default Amount                                                       1,726,891.07

(viii)    Investor Charge-Offs                                                                  0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions

(x)       Servicing Fee                                                                   297,619.05

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                      13.09%

(xii)     Reallocated Monthly Principal                                                         0.00

(xiii)    Closing Investor Interest (Class A Adjusted)                                357,142,857.14

(xiv)     LIBOR                                                                             6.10125%

(xv)      Principal Funding Account Balance                                                     0.00

(xvi)     Interest Funding Account Balance                                                      0.00

(xvii)    Accumulation Shortfall                                                                0.00

(xviii)   Principal Funding Investment Proceeds                                                 0.00

(xix)     Interest Funding Account Investment Proceeds                                        308.51

(xx)      Principal Investment Funding Shortfall                                                0.00

(xxi)     Available Funds                                                               5,324,020.76

(xxii)    Certificate Rate
----------------------------------------------------------------------------------------------------

      By:
             --------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4

                                                  Distribution Date:   1/18/2000

Section 5.2 - Supplement                                                               Class A         Class B       Collateral
-----------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                      0.00            0.00            0.00

(ii)      Monthly Interest Distributed                                                       0.00            0.00      201,571.93
          Deficiency Amounts                                                                 0.00            0.00
          Additional Interest                                                                0.00            0.00
          Accrued and Unpaid Interest                                                                                        0.00

(iii)     Collections of Principal Receivables                                      40,555,662.29    2,896,755.77    4,828,132.28

(iv)      Collections of Finance Charge Receivables                                  4,834,616.95      345,320.57      575,558.85

(v)       Aggregate Amount of Principal Receivables

                                                                Investor Interest  300,000,000.00   21,428,000.00   35,714,857.14
                                                                Adjusted Interest  300,000,000.00   21,428,000.00   35,714,857.14

                                                                       Series
          Floating Investor Percentage                                     1.88%           84.00%           6.00%          10.00%
          Fixed Investor Percentage                                        1.88%           84.00%           6.00%          10.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current
                       30 to 59 days
                       60 to 89 days
                       90 or more days

                                                                Total Receivables

(vii)     Investor Default Amount                                                    1,426,086.92      101,860.64      169,774.97

(viii)    Investor Charge-Offs                                                               0.00            0.00            0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                                         0.00            0.00            0.00

(x)       Servicing Fee                                                                250,000.00       17,856.67       29,762.38

(xi)      Portfolio Yield (Net of Defaulted Receivables)

(xii)     Reallocated Monthly Principal                                                                      0.00            0.00

(xiii)    Closing Investor Interest (Class A Adjusted)                             300,000,000.00   21,428,000.00   35,714,857.14

(xiv)     LIBOR

(xv)      Principal Funding Account Balance

(xvi)     Interest Funding Account Balance                                           1,627,822.92      118,484.19

(xvii)    Accumulation Shortfall

(xviii)   Principal Funding Investment Proceeds

(xix)     Interest Funding Account Investment Proceeds

(xx)      Principal Investment Funding Shortfall

(xxi)     Available Funds                                                            4,591,998.68      327,991.16      545,796.46

(xxii)    Certificate Rate                                                               6.30125%        6.42125%        7.00625%

-----------------------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                                   Total
-------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                                                           0.00

(ii)      Monthly Interest Distributed                                                      201,571.93
          Deficiency Amounts                                                                      0.00
          Additional Interest                                                                     0.00
          Accrued and Unpaid Interest                                                             0.00

(iii)     Collections of Principal Receivables                                           48,280,550.34

(iv)      Collections of Finance Charge Receivables                                       5,755,496.36

(v)       Aggregate Amount of Principal Receivables                                  18,996,941,978.59

                                                                Investor Interest       357,142,857.14
                                                                Adjusted Interest       357,142,857.14

                                                                       Series
          Floating Investor Percentage                                     1.88%               100.00%
          Fixed Investor Percentage                                        1.88%               100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                       Current                                                                  95.88%
                       30 to 59 days                                                             1.26%
                       60 to 89 days                                                             0.92%
                       90 or more days                                                           1.94%
                                                                                   --------------------
                                                                Total Receivables              100.00%

(vii)     Investor Default Amount                                                         1,697,722.53

(viii)    Investor Charge-Offs                                                                    0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions

(x)       Servicing Fee                                                                     297,619.05

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                        13.66%

(xii)     Reallocated Monthly Principal                                                           0.00

(xiii)    Closing Investor Interest (Class A Adjusted)                                  357,142,857.14

(xiv)     LIBOR                                                                               6.10125%

(xv)      Principal Funding Account Balance                                                       0.00

(xvi)     Interest Funding Account Balance                                                1,746,307.11

(xvii)    Accumulation Shortfall                                                                  0.00

(xviii)   Principal Funding Investment Proceeds                                                   0.00

(xix)     Interest Funding Account Investment Proceeds                                        7,908.99

(xx)      Principal Investment Funding Shortfall                                                  0.00

(xxi)     Available Funds                                                                 5,465,786.31

(xxii)    Certificate Rate

-------------------------------------------------------------------------------------------------------

          By:
                       --------------------------------------------------
          Name:        Patricia M. Garvey
          Title:       Vice President